UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Courtney R. Taylor

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Semi-annual report for the six months ended December 31, 2016

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest equity holdings
7	Investment portfolio
15	Financial statements
17	Notes to financial statements

Fellow investors:

Emerging markets stocks rose in the second half of 2016, boosted by rising commodity prices, encouraging political reforms in certain countries and fiscal stimulus in China. The value of Emerging Markets Growth Fund increased 3.21% with dividends reinvested during the six-month period, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), advanced 3.99%.*

The reporting period was marked by a sharp swing in investor sentiment for emerging markets. Returns for stocks in developing countries were among the strongest globally from July through October, but came under pressure following the surprise outcome of the U.S. presidential election in November and the U.S. Federal Reserve’s decision to raise interest rates in December. The U.S. dollar also rallied to a 14-year high against a trade-weighted basket of currencies late in the year, further weighing on sentiment for emerging markets stocks. The dollar’s surge sent several currencies to new lows, notably the Mexican peso and the Turkish lira.

Overall, the energy and materials sectors recorded the strongest gains. Energy stocks climbed as oil prices found support above $50 a barrel, while materials companies were boosted by rising prices for industrial commodities such as iron ore, copper and zinc. The health care and consumer staples

*	Unless otherwise noted, country and sector returns are based on MSCI EM IMI indices, expressed in U.S. dollars, and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes.

Results at a glance

	Cumulative total returns		Average annual total returns
For periods ended December 31, 2016, with distributions reinvested	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund	3.21%	9.50%	–4.94%	–0.31%	1.17%	12.82%
MSCI Emerging Markets IMI[2,3]	3.99	9.90	–2.40	1.54	2.07	9.92	[4]
MSCI Emerging Markets Index[3,5]	4.49	11.19	–2.55	1.28	1.84	9.85	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987, to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001, to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986, to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio is 0.78% as of the most recent fiscal year-end, and is 0.82% including “acquired fund” fees and expenses.

Emerging Markets Growth Fund	1

sectors declined, in part due to a shift by investors out of more defensive-minded stocks.

Market review

Russian stocks soared 29.4%, recording the strongest gains in the developing world. Returns were driven by the rising price of crude oil — a key export — and OPEC’s decision to curb oil production for the first time in eight years. Further supporting gains were expectations that Russia’s economy will emerge from recession in 2017 and that the country’s political ties with the U.S. would improve under President Donald Trump’s administration.

Brazilian stocks surged 13.5%. Equities were buoyed by the impeachment of President Dilma Rousseff and optimism that the change in political leadership could set the stage for fiscal reforms to lift Latin America’s largest economy from its worst recession since the 1930s. A steady recovery in prices for iron ore and oil also boosted investor confidence in Brazil’s materials and energy companies.

Chinese stocks climbed 5.8% as the country’s economy continued to grow at a steady pace, diminishing fears of a hard landing. Growth was helped by government stimulus measures that included supplying credit for new infrastructure projects, looser restrictions for property purchases, and incentives to buy automobiles. Meanwhile, the Chinese renminbi weakened 4.4% against the dollar, prompting regulators to impose additional controls on currency withdrawals to stem capital flight.

Elsewhere in Asia, Taiwanese stocks notched solid returns, rising 8.5% on strong gains for the country’s technology component suppliers. Stocks in India fell 1.8% despite the passage of key reforms, including a national sales tax designed to make it easier to conduct business. Indian equities were hurt by the government’s surprise move in early November to pull high-denomination bank notes from circulation. Investors worried the recall would curb consumption in the world’s fastest growing economy.

Stock markets in Mexico and Turkey were hard hit.

The MSCI Mexico IMI sank 10.2%, hurt by worries trade would slow with the U.S., its largest trading partner. The peso lost 10.4% against the dollar. The MSCI Turkey IMI plunged 17.6%, hampered by a faltering economy that has been

20 largest equity holdings
		Price change
	Percent of	for the
	net assets as	6 months ended
	of 12/31/16	12/31/16*
Taiwan Semiconductor Manufacturing	3.5%	10.7%
Alibaba Group Holding	2.7	10.4
Naspers	2.7	–4.9
AIA Group	2.6	–7.1
Vale	2.3	73.0
Petroleo Brasileiro	2.1	43.7
China Overseas Land & Investment	2.1	–17.4
Bharti Airtel	2.0	–17.6
Jiangsu Hengrui Medicine	2.0	8.3
Delta Electronics	1.9	.3
Wynn Macau	1.8	9.0
América Móvil	1.8	2.5
Tencent Holdings	1.5	6.5
Alrosa	1.5	46.3
Elang Mahkota Teknologi	1.4	–.2
Sino Biopharmaceutical	1.4	7.3
Lupin	1.4	–4.3
JD.com	1.3	19.8
Housing Development Finance	1.3	–.4
China Pacific Insurance Group	1.3	1.3
Total	38.6%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

							Value of holdings
	Percent of net assets				MSCI EM IMI[1]		12/31/16
	12/31/15		6/30/16	12/31/16	6/30/16	12/31/16	(in thousands)

Asia-Pacific
China	26.4%		21.9%	21.7%	25.3%	26.0%	$495,297
Hong Kong	8.8		7.5	6.9	—	—	156,959
India	12.3		10.6	10.4	8.8	8.8	238,502
Indonesia	3.1		3.7	4.9	2.7	2.6	111,148
Malaysia	1.5		1.4	.7	3.0	2.6	17,334
Philippines	.4		.4	1.3	1.5	1.2	30,093
Singapore	1.2		1.4	1.2	—	—	28,017
South Korea	4.8		5.3	3.7	15.4	14.8	84,514
Taiwan	7.0		7.2	8.1	12.7	12.9	184,876
Thailand	.9		.8	.9	2.5	2.5	20,629
	66.4		60.2	59.8	71.9	71.4	1,367,369

Latin America
Argentina	.7		.6	.2	—	—	3,573
Brazil	6.1		8.6	9.4	6.7	7.2	215,347
Chile	1.2		1.4	1.4	1.2	1.2	31,746
Colombia	—		—	—	.5	.4	—
Mexico	4.6		4.4	4.1	4.0	3.5	93,736
Peru	—	[2]	.6	1.3	.3	.3	30,942
	12.6		15.6	16.4	12.7	12.6	375,344

Eastern Europe and Middle East
Czech Republic	—		—	—	.2	.2	—
Greece	—		—	—	.4	.4	—
Hungary	—		—	—	.2	.3	—
Israel	—	[2]	—	—	—	—	—
Oman	.4		.2	.3	—	—	7,175
Poland	—		—	—	1.1	1.1	—
Russia	3.9		5.1	7.5	3.3	4.0	172,059
Saudi Arabia	.9		.9	1.1	—	—	25,776
Turkey	1.5		1.9	1.0	1.3	1.1	21,708
United Arab Emirates	1.1		1.1	.5	.9	.9	11,949
Qatar	—		—	—	.8	.9	—
	7.8		9.2	10.4	8.2	8.9	238,667

Africa
Egypt	—		—	—	.2	.2	—
South Africa	3.8		4.6	5.5	7.0	6.9	124,350
	3.8		4.6	5.5	7.2	7.1	124,350

Other markets[3]
Australia	1.1		.4	—			—
Austria	.4		.2	—			—
Canada	.4		.5	.3			7,100
Denmark	.3		.6	1.3			28,448
Italy	.2		.3	.3			7,506
Netherlands	.1		—	—			—
Switzerland	.4		.3	.3			7,663
United Kingdom	1.4		2.1	1.0			21,535
United States of America	1.7		1.6	2.5			56,632
	6.0		6.0	5.7			128,884

Multinational	.1		.1	.1			3,099
Short-term securities and other assets less liabilities	3.3		4.3	2.1			47,195

Total net assets	100.0%		100.0%	100.0%			$2,284,908

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Amount less than .1%
[3]	Includes investments in companies incorporated in the regions that have significant operations in emerging markets.

Emerging Markets Growth Fund	3

challenged by terrorist attacks, regional military conflicts, and an increase in authoritarianism following a failed July coup. The lira tumbled 18.2% against the dollar, forcing Turkey’s central bank to raise interest rates in November for the first time in nearly three years.

Portfolio review

Investments in the materials sector boosted portfolio returns. Shares of Brazilian miner Vale leaped 73.0% as iron ore prices surged to a two-year high and as the company divested assets to cut debt. Russian diamond producer Alrosa rose 46.3%, helped by stronger sales and increasing prices for the precious stone. Shares of Mexico’s Cemex, one of the world’s largest providers of cement and building materials, climbed on cost-cutting efforts and improving profits.

Hong Kong–listed casino operators MGM China and Galaxy Entertainment contributed to portfolio results, gaining 58.6% and 44.4%, respectively. Wynn Macau also rose. Gaming stocks advanced amid signs business is picking up in Macau after an anti-corruption campaign and travel restrictions had hurt casino revenue over the past couple of years.

Investments in Russia helped returns. Sberbank, Russia’s biggest lender, rose 33.4%. The bank posted two consecutive quarters of strong profits as bad loans declined. Shares of Magnit, the country’s largest grocery chain, also climbed. Several private equity investments in Russia also supported results.

A contributor from the technology sector was JD.com, China’s second-largest online retailer, whose shares advanced on improved operating margins along with rising sales in the third quarter. American retailing giant Wal-Mart also revealed it had doubled its financial stake in JD.com.

Financial stocks detracted. After touching a 52-week high in October, shares of life insurance giant AIA Group retreated amid a renewed effort by Chinese monetary authorities to curb capital outflows by restricting the ability of mainland Chinese to buy insurance policies while visiting Hong Kong. Akbank fell 23.5% as Turkey’s economy weakened.

lnvestments in real estate stocks also weighed on results. China Overseas Land & Investment slumped 17.4%, partly due to efforts taken by authorities to prevent a property bubble in some cities following a boom in home sales. These measures included purchase restrictions and stricter mortgage lending requirements. Shares of Mexican-based real estate investment trust Fibra Uno dropped 27.9%, hurt by rising interest rates and a weaker peso.

	Six months ended 12/31/16
	Expressed in	Expressed in
Percent change in key markets*	U.S. dollars	local currency

Asia-Pacific
China	5.8%	4.0%
India	–1.8	3.0
Indonesia	1.0	6.2
Malaysia	–9.2	.3
Philippines	–16.7	15.5
South Korea	1.2	1.1
Taiwan	8.5	8.5
Thailand	6.5	.8

Latin America
Brazil	13.5	2.7
Chile	1.6	5.7
Colombia	.8	1.8
Mexico	–10.2	3.6
Peru	3.6	–12.0

Eastern Europe and Middle East
Czech Republic	–3.1	83.1
Greece	15.4	23.9
Hungary	20.2	–1.2
Poland	9.6	7.0
Russia	29.4	–3.6
Turkey	–17.6	4.4
United Arab Emirates	4.4	5.6
Qatar	7.0	24.8

Africa
Egypt	–10.3	21.6
South Africa	3.3	8.4

Emerging Markets Growth Fund	3.2%

*	The market indices, compiled by MSCI, reflect dividends net of withholding taxes and are unmanaged and therefore, have no expenses.

4	Emerging Markets Growth Fund

Stock selection in India held back returns. Bharti Airtel, India’s largest mobile network operator, declined 17.6% amid weaker profits and stiffer price competition. Shares of generic drugmaker Lupin edged lower due to increased scrutiny from U.S. regulators regarding its manufacturing process and political criticism of the pharmaceutical industry’s pricing practices.

Outlook

Emerging markets face some uncertainty following the U.S. presidential election and are being challenged by a stronger dollar and changing U.S. monetary policy. However, there are encouraging signs: prices for oil and industrial commodities appear to have stabilized following a prolonged slump that derailed growth for commodity-rich countries such as Russia, Brazil and South Africa. Brazil is also pressing ahead with fiscal reforms that may help jumpstart economic growth.

Furthermore, central banks around the world appear committed to keeping interest rates low for the foreseeable future, and that could help stimulate interest in developing-world stocks. Valuations also look attractive. Most industry sectors trade below their 10-year averages on a trailing price-to-book basis. Earnings in aggregate are also forecast to grow. Meanwhile, encouraging structural reforms are gaining traction in Indonesia and India, two of Asia’s fastest growing economies. Despite concerns about India’s growth following the currency recall in late 2016, fund managers still believe the country offers enormous potential as India’s pro-business government opens up more of its industries to foreign investment.

Managers continue to take a company-specific approach, seeking to invest in strong, growing companies at attractive valuations. Financial stocks are approximately 19% of the fund’s net assets, with well-run private banks in Brazil and India one area of focus. Asian-based insurers selling financial products to the region’s growing middle class are another emphasis. Russian financial institutions that could benefit from a turnaround in the country’s economy also look compelling.

Approximately 24% of the portfolio is invested in the consumer sectors, where managers are identifying companies that could benefit from rising incomes in developing nations. Managers believe that Chinese internet companies selling a range of products and services online are an attractive growth opportunity, as are companies involved in the entertainment and automotive industries.

Information technology companies make up approximately 14% of the fund’s assets. Given the growing adoption of mobile phones and increasing internet use in emerging markets, managers are attracted to companies who help produce the electronic components that power mobile phones, tablets and laptops.

Portfolio managers are further finding select opportunities to invest in materials companies that stand to benefit from strengthening commodity prices and much stronger balance sheets. On a country basis, the fund’s holdings are more concentrated in China, India and Brazil than in other developing nations.

We continue to believe the emerging markets universe offers a breadth of compelling investment opportunities, and look forward to reporting to you again in another six months.

Sincerely,

Victor D. Kohn
President

February 16, 2017

Emerging Markets Growth Fund	5

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International,Inc., the fund’s investment adviser, is part of The Capital Group Companies,SM Inc., one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

6	Emerging Markets Growth Fund

Investment portfolio December 31, 2016	unaudited

Sector diversification

	Equity securities	Bonds, notes & other debt instruments	Percent of net assets
Financials	18.6%	—%	18.6%
Consumer discretionary	17.0	—	17.0
Information technology	13.6	—	13.6
Health care	9.2	—	9.2
Consumer staples	7.4	—	7.4
Industrials	7.0	—	7.0
Real estate	6.3	—	6.3
Materials	6.3	—	6.3
Telecommunication services	5.0	—	5.0
Energy	3.3	—	3.3
Other	2.4	—	2.4
Utilities	1.7	—	1.7
Government	—	.1	.1
	97.8%	.1%	97.9

Short-term securities			1.7
Other assets less liabilities			.4
Net assets			100.0%

Common stocks 96.7%	Shares	Value (000)
Asia-Pacific 59.8%
China 21.7%
Alibaba Group Holding Ltd. (ADR)[1]	710,180	$62,361
Beijing Enterprises Holdings Ltd. (Hong Kong)	224,000	1,055
China Everbright International Ltd. (Hong Kong)	4,966,000	5,603
China Mengniu Dairy Co. (Hong Kong)	12,902,600	24,668
China Merchants Bank Co., Ltd. (Hong Kong)	3,829,500	8,899
China Modern Dairy Holdings Ltd. (Hong Kong)[1]	14,393,709	3,532
China Overseas Grand Oceans Group, Ltd. (Hong Kong)[1]	7,239,100	2,338
China Overseas Land & Investment Ltd. (Hong Kong)	17,990,950	47,452
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	8,527,000	29,490
China Resources Land Ltd. (Hong Kong)	10,674,181	24,066
Ctrip.com International, Ltd. (ADR)[1]	80,946	3,238
Fosun International Ltd. (Hong Kong)	1,957,764	2,742
Guangdong Investment Ltd. (Hong Kong)	934,000	1,226
Haitian International Holdings Ltd. (Hong Kong)	3,495,803	6,814
Hutchison China MediTech Ltd.[1]	45,218	1,265
Hutchison China MediTech Ltd. (ADR)[1]	296,167	4,019
IMAX China Holding, Inc. (Hong Kong)[1]	2,447,288	11,971
JD.com, Inc. (ADR)[1]	1,180,700	30,037
Jiangsu Hengrui Medicine Co., Ltd. (Shanghai exchange)	4,110,146	26,885
Jiangsu Hengrui Medicine Co., Ltd.	2,885,969	18,878

Emerging Markets Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
Longfor Properties Co., Ltd. (Hong Kong)	14,537,768	$18,393
Minth Group Ltd. (Hong Kong)	4,698,000	14,577
New Oriental Education & Technology Group, Inc. (ADR)[1]	418,000	17,598
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	7,630,500	23,309
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)	4,629,000	3,850
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	5,605,100	12,810
Sino Biopharmaceutical Ltd. (Hong Kong)	46,661,000	32,793
Sinofert Holdings Ltd. (Hong Kong)	16,192,000	2,185
Stella International Holdings Ltd. (Hong Kong)	1,071,000	1,723
Tencent Holdings Ltd. (Hong Kong)	1,458,400	35,396
Weichai Power Co., Ltd. (Hong Kong)	1,703,234	2,612
Yum China Holding, Inc.[1]	517,300	13,512
		495,297

Hong Kong 6.9%
AIA Group Ltd.	10,608,000	59,365
Cheung Kong Infrastructure Holdings Ltd.	14,055	112
Chow Sang Sang Holdings International Ltd.	268,235	497
CLP Holdings Ltd.	465,000	4,249
Galaxy Entertainment Group Ltd.	4,128,000	17,759
Goodbaby International Holdings Ltd.	16,315,000	7,791
Jardine Matheson Holdings Ltd.	43,700	2,411
MGM China Holdings Ltd.	4,280,800	8,837
Pacific Textiles Holdings Ltd.	962,451	1,041
Sands China Ltd.	2,378,800	10,231
VTech Holdings Ltd.	319,400	4,265
Wynn Macau, Ltd.	25,517,600	40,401
		156,959

India 10.4%
Apollo Hospitals Enterprise Ltd.	286,691	4,975
Apollo Hospitals Enterprise Ltd. (GDR)[2]	188,500	3,277
Bharat Electronics Ltd.	241,682	4,886
Bharti Airtel Ltd.	10,303,587	46,348
CRISIL Ltd.	91,272	2,958
Godrej Consumer Products Ltd.	596,082	13,242
HDFC Bank Ltd.	951,105	18,548
HDFC Bank Ltd. (ADR)	200	12
Housing Development Finance Corp. Ltd.	1,590,211	29,560
ICICI Bank Ltd.	847,364	3,177
IDFC Bank Ltd.	11,163,527	9,867
IndusInd Bank Ltd.	1,339,816	21,869
Info Edge (India) Ltd.	635,899	8,387
Infosys Ltd.	79,527	1,182
ITC Ltd.	1,733,560	6,158
Kotak Mahindra Bank Ltd.	484,249	5,136
Lupin Ltd.	1,427,378	31,239
Nestlé India Ltd.	56,592	5,018

8	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
India (continued)
Steel Authority of India Ltd.[1]	7,116,169	$5,144
Sun Pharmaceutical Industries Ltd.	713,469	6,587
TeamLease Services Ltd.[1]	286,074	3,736
Tech Mahindra Ltd.	314,644	2,258
Torrent Power Ltd.	1,584,518	4,173
VA Tech Wabag Ltd.	110,868	765
		238,502

Indonesia 4.9%
Astra International Tbk PT	48,148,100	29,445
Bank Mandiri (Persero) Tbk PT, Series B	11,700,754	10,005
Bank Rakyat Indonesia (Persero) Tbk PT	12,830,700	11,127
Elang Mahkota Teknologi Tbk PT	44,422,400	32,890
Matahari Department Store Tbk PT	14,176,100	15,825
Surya Citra Media Tbk PT	57,163,200	11,856
		111,148

Malaysia 0.7%
Bumi Armada Bhd.	25,922,401	3,490
IHH Healthcare Bhd.	4,314,600	6,108
IJM Corp. Bhd.	10,846,904	7,736
		17,334

Philippines 1.3%
International Container Terminal Services, Inc.	13,403,310	19,298
SM Investments Corp.	820,740	10,795
		30,093

Singapore 1.2%
Olam International Ltd.	2,051,399	2,789
Yoma Strategic Holdings Ltd.	62,241,405	25,080
		27,869

South Korea 3.7%
AMOREPACIFIC Corp.	21,659	5,759
BGFretail Co., Ltd.	111,662	7,538
Hankook Tire Co., Ltd.	299,617	14,378
Hyundai Motor Co.	35,277	4,238
Kiwoom Securities Co., Ltd.	100,034	5,947
LG Uplus Corp.	83,499	791
Orion Corp.	2,402	1,300
POSCO	50,708	10,719
S-1 Corp.	20,250	1,469
Samsung Electronics Co., Ltd.	6,714	9,920
Samsung Electronics Co., Ltd. (GDR)[2]	19,202	14,300
Shinhan Financial Group Co., Ltd.	217,502	8,155
		84,514

Taiwan 8.1%
Advantech Co., Ltd.	522,000	4,095
AirTAC International Group	2,012,161	15,950
CTCI Corp.	7,700,600	11,621
Delta Electronics, Inc.	8,905,701	43,648

Emerging Markets Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Taiwan (continued)
Ginko International Co., Ltd.	734,000	$7,586
MediaTek, Inc.	2,864,000	19,104
Taiwan Semiconductor Manufacturing Co., Ltd.	14,230,094	79,689
Vanguard International Semiconductor Corp.	1,836,000	3,183
		184,876

Thailand 0.9%
Bangkok Bank PCL, nonvoting depository receipts	2,553,804	11,340
Central Pattana PCL	4,232,100	6,681
Electricity Generating PCL	470,000	2,608
		20,629

Total Asia-Pacific		1,367,221

Latin America 16.3%
Argentina 0.2%
Grupo Financiero Galicia SA, Class B	5	—
YPF SA, Class D (ADR)	216,569	3,573
		3,573

Brazil 9.3%
Banco Bradesco SA, preferred nominative (ADR)	2,363,947	20,590
BM&FBOVESPA SA — Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,435,200	7,276
CCR SA, ordinary nominative	5,565,700	27,292
Hypermarcas SA, ordinary nominative	3,082,400	24,747
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,321,444	23,864
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	3,587,000	36,265
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[1]	1,301,400	11,465
Vale SA, Class A, preferred nominative	1,677,200	12,028
Vale SA, Class A, preferred nominative (ADR)	5,812,396	40,047
Wilson Sons Ltd. (BDR)	906,800	9,334
		212,908

Chile 1.4%
Enel Américas SA	9,689,523	1,575
Enel Américas SA (ADR)	951,791	7,814
Enel Chile SA	7,753,194	718
Enel Chile SA (ADR)	909,491	4,138
Inversiones La Construcción SA	1,339,721	17,501
		31,746

Mexico 4.1%
América Móvil, SAB de CV, Series L (ADR)	3,204,832	40,285
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	2,174,522	17,461
Fibra Uno Administración, SA de CV REIT	12,914,334	19,786
Fomento Económico Mexicano, SAB de CV	365,300	2,779
Grupo Comercial Chedraui, SAB de CV, Class B	918,600	1,645
Grupo Financiero Inbursa, SAB de CV	2,133,794	3,229
Grupo Sanborns, SAB de CV, Series B1	1,764,300	1,846
Impulsora del Desarrollo y el Empleo en America Latina, SA de CV, Series B1[1]	4,999,894	6,705
		93,736

10	Emerging Markets Growth Fund

Common stocks (continued)	Shares	Value (000)
Latin America (continued)
Peru 1.3%
Credicorp Ltd.	177,628	$28,040
Graña y Montero SAA (ADR)	405,800	2,902
		30,942

Total Latin America		372,905

Eastern Europe and Middle East 9.3%
Oman 0.3%
bank muscat SAOG	5,855,402	7,175

Russia 7.5%
Alrosa PJSC	22,218,619	35,256
Baring Vostok Private Equity Fund III, LP1,3,4,5,6	24,981,597	16,898
Baring Vostok Private Equity Fund IV, LP3,4,5,6	22,088,495	14,463
Baring Vostok Fund IV Supplemental Fund, LP3,4,5,6	39,302,641	20,088
Global Ports Investments PLC (GDR)[1]	1,030,115	4,115
Globaltrans Investment PLC (GDR)	532,104	3,368
Magnit PJSC	15,820	2,836
Magnit PJSC (GDR)	362,533	15,975
MegaFon PJSC (GDR)	193,400	1,826
Moscow Exchange MICEX-RTS PJSC	7,830,361	16,024
New Century Capital Partners, LP1,3,5	5,247,900	729
Rosneft Oil Co. PJSC (GDR)	949,081	6,154
Sberbank of Russia PJSC	3,416,218	9,641
Sberbank of Russia PJSC (ADR)	1,592,700	18,443
Yandex NV, Class A1	310,125	6,243
		172,059

Turkey 1.0%
Akbank TAS	7,303,664	16,181
Aktaş Elektrik Ticaret AŞ1	4,273	—
Türkiye Petrol Rafinerileri AŞ	275,633	5,527
		21,708

United Arab Emirates 0.5%
DP World Ltd.	576,109	10,088
First Gulf Bank PJSC	532,036	1,861
		11,949

Total Eastern Europe and Middle East		212,891

Africa 5.5%
South Africa 5.5%
Discovery Ltd.	2,387,832	19,895
Mr Price Group Ltd.	364,312	4,213
MTN Group Ltd.	2,037,090	18,607
Naspers Ltd., Class N	423,062	61,642
Shoprite Holdings Ltd.	1,060,129	13,229
Telkom SA SOC Ltd.	1,256,315	6,764

Total Africa		124,350

Emerging Markets Growth Fund	11

Common stocks (continued)	Shares	Value (000)
Other markets 5.7%
Canada 0.3%
First Quantum Minerals Ltd.	714,001	$7,100

Denmark 1.3%
Carlsberg A/S, Class B	329,641	28,448

Italy 0.3%
Tenaris SA (ADR)	210,200	7,506

Switzerland 0.3%
Dufry AG1	61,457	7,663

United Kingdom 1.0%
Lonmin PLC[1]	1,025,066	1,784
PZ Cussons PLC	2,103,120	8,645
Sedibelo Platinum Mines Ltd.[1]	17,665,800	11,106
		21,535

United States of America 2.5%
AES Corp.	1,083,700	12,592
Cobalt International Energy, Inc.[1]	1,771,255	2,161
MercadoLibre, Inc.	112,912	17,630
Samsonite International SA	8,523,300	24,249
		56,632

Total other markets		128,884

Multinational 0.1%
Capital International Private Equity Fund IV, LP1,3,4,5,6	50,790,701	2,286
International Hospital Corp. Holding NV, Class A1,3,4	609,873	402

Total Multinational		2,688

Total common stocks (cost: $1,892,138,000)		2,208,939

Warrants 1.1%
Eastern Europe and Middle East 1.1%
Saudi Arabia 1.1%
Savola Group Co., warrants, expire 2017[2]	2,410,392	25,776

Asia-Pacific 0.0%
Singapore 0.0%
Olam International Ltd., warrants, expire 2018[1]	570,012	148

Total warrants (cost: $26,212,000)		25,924

Convertible preferred stocks 0.0%
Multinational 0.0%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,3,4]	622,354	411

Total convertible preferred stocks (cost: $3,504,000)		411

12	Emerging Markets Growth Fund

Bonds & notes 0.1%	Principal amount (000)		Value (000)
Latin America 0.1%
Brazil 0.1%
Brazil (Federal Republic of), Series F, 10.00% 2027	BRL	9	$2,439

Total bonds & notes (cost: $2,415,000)			2,439

Convertible bonds 0.0%
Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible notes, 2020[7]	CNY	97,700	—

Total convertible bonds (cost: $0)			—

Short-term securities 1.7%
Commercial paper 1.7%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.63% due 1/6/2017		$2,400	2,400
Victory Receivables Corp. 0.80% due 1/13/2017		36,100	36,092

Total short-term securities (cost: $38,490,000)			38,492
Total investment securities 99.6% (cost: $1,962,759,000)			2,276,205
Other assets less liabilities 0.4%			8,703

Net assets 100.0%			$2,284,908

Emerging Markets Growth Fund	13

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the six months ended December 31, 2016, is as follows:

Issuer	Beginning shares	Additions	Reductions	Ending shares	Dividend and interest income (000)	Value of affiliates at 12/31/2016 (000)
Baring Vostok Private Equity Fund III[1,8]	24,981,597	—	—	24,981,597	$—	$16,898
Baring Vostok Capital Partners IV8	59,722,712	1,668,424	—	61,391,136	705	34,551
Capital International Private Equity Fund IV1,8	50,790,701	—	—	50,790,701	—	2,286
International Hospital[1]	1,232,227	—	—	1,232,227	—	813
Baring Vostok Private Equity Fund[1,9]	11,783,118	—	11,783,118	—	—	—
Pan-African Investment Partners II1,9	3,800	—	3,800	—	—	—
					$705	$54,548

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $43,353,000, which represented 1.90% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. (Note 3)
[7]	Scheduled interest and/or principal payment was not received.
[8]	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[9]	Unaffiliated issuer at 12/31/2016.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Fund IV Supplemental Fund, LP	10/8/2007	$36,134	$20,088	.88%
Baring Vostok Private Equity Fund III, LP	3/30/2005	19,026	16,898	.74
Baring Vostok Private Equity Fund IV, LP	4/25/2007	19,221	14,463	.63
Capital International Private Equity Fund IV, LP	3/29/2005	8,607	2,286	.10
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	402	.02
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411	.02
New Century Capital Partners, LP	12/7/1995	—	729	.03

Total private placement securities		$94,503	$55,277	2.42%

Key to abbreviations

ADR — American Depositary Receipts

BDR — Brazilian Depositary Receipts

BRL — Brazilian reais

CNY — Chinese yuan

GDR — Global Depositary Receipts

See Notes to Financial Statements

14	Emerging Markets Growth Fund

Financial statements

Statement of assets and liabilities at December 31, 2016	unaudited
(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,868,256)	$2,221,657
Affiliated issuers (cost: $94,503)	54,548	$2,276,205
Cash		234
Cash denominated in non-U.S. currency (cost: $14,366)		14,355
Receivables for:
Sales of investments	5,970
Sales of fund’s shares	11
Dividends and interest	2,941
Non-U.S. taxes	2,040	10,962
		2,301,756
Liabilities:
Payables for:
Investment advisory services	1,506
Directors’ compensation	1,846
Repurchase of fund’s shares	13,434
Other accrued expenses	62	16,848
		16,848
Net assets at December 31, 2016:
Equivalent to $6.04 per share on 378,323,812 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$2,284,908

Net assets consist of:
Capital paid in on shares of stock		$2,386,408
Distributions in excess of net investment income		(34,995)
Accumulated net realized loss		(379,542)
Net unrealized appreciation		313,037
Net assets at December 31, 2016		$2,284,908

See Notes to Financial Statements

Emerging Markets Growth Fund	15

Statement of operations for the six months ended December 31, 2016	unaudited
(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $939; also includes $669 from affiliates)	$17,985
Interest (also includes $36 from affiliates)	434	$18,419
Fees and expenses:
Investment advisory services	9,745
Custodian	371
Registration statement and prospectus	39
Auditing and legal	120
Reports to shareholders	20
Directors’ compensation	333
Other	163
Total fees and expenses before expense reduction	10,791
Less custodian expense reduction	4
Total fees and expenses after expense reduction		10,787
Net investment income		7,632

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (includes $6,444 loss from affiliates)	(12,023)
Forward currency contracts	230
Currency transactions	(1,817)	(13,610)
Net unrealized appreciation on:
Investments	97,100
Currency translations	578	97,678
Net realized loss and unrealized appreciation		84,068
Net increase in net assets resulting from operations		$91,700

Statements of changes in net assets
(dollars in thousands)

	Six months ended December 31, 2016*	Year ended June 30, 2016
Operations:
Net investment income	$7,632	$51,396
Net realized loss	(13,610)	(247,691)
Net unrealized appreciation (depreciation)	97,678	(434,045)
Net increase (decrease) in net assets resulting from operations	91,700	(630,340)

Dividends from net investment income	(26,132)	(105,314)

Capital share transactions:
Proceeds from shares sold: 3,107,430 and 27,608,418 shares, respectively	19,316	161,529
Proceeds from shares issued in reinvestment of net investment income dividends: 1,930,310 and 12,044,439 shares, respectively	11,447	67,449
Capital shares issued in connection with merger: 0 and 56,285,214 shares, respectively	—	345,592
Cost of shares repurchased: 89,129,053 and 242,623,631 shares, respectively	(550,935)	(1,392,796)
Cost of shares repurchased in connection with in-kind redemption: 0 and 56,909,781 shares, respectively	—	(327,510)
Net decrease in net assets resulting from capital share transactions	(520,172)	(1,145,736)

Total decrease in net assets	(454,604)	(1,881,390)

Net assets:
Beginning of period	2,739,512	4,620,902
End of period (including distributions in excess of net investment income: $(34,995) and $(16,495), respectively)	$2,284,908	$2,739,512

*	Unaudited

See Notes to Financial Statements

16	Emerging Markets Growth Fund

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue shares in exchange for cash and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses, if any, resulting from redemptions of shares in-kind are reflected separately in the statement of operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Emerging Markets Growth Fund	17

Fixed income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation

18	Emerging Markets Growth Fund

adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1]	Level 3[1]	Total
Assets:
Common stocks:
Asia-Pacific	$130,777	$1,236,444	$—	$1,367,221
Latin America	372,905	—	—	372,905
Eastern Europe and Middle East	24,686	136,027	52,178	212,891
Africa	—	124,350	—	124,350
Other markets	46,989	70,789	11,106	128,884
Multinational	—	—	2,688	2,688
Warrants	—	25,776	148	25,924
Convertible preferred stocks	—	—	411	411
Bonds & notes	—	2,439	—	2,439
Short-term securities	—	38,492	—	38,492
Total	$575,357	$1,634,317	$66,531	$2,276,205

[1]	Level 2 and Level 3 include investment securities with an aggregate value of $1,659,917,000, which represented 72.65% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors. Of this amount, securities with an aggregate value of $1,545,786,000, which represented 67.65% of the net assets of the fund, were fair valued as a result of significant market movements following the close of local trading and, therefore, classified as Level 2.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the six months ended December 31, 2016 (dollars in thousands):

	Beginning value at 7/1/2016	Gross transfers into Level 3[2]	Purchases	Sales	Net realized gain (loss)[3]	Net unrealized appreciation (depreciation)[3]	Gross transfers out of Level 3[2]	Ending value at 12/31/2016
Private equity funds	$51,716	$—	$1,668	$(4,842)	$(5,679)	$11,601	$—	$54,464
Other securities[4]	14,610	185	—	(2,159)	1,026	(1,595)	—	12,067
Total	$66,326	$185	$1,668	$(7,001)	$(4,653)	$10,006	$—	$66,531

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2016 (dollars in thousands): $5,129

[2]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain (loss) and unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.
[4]	Represents less than 1% of portfolio securities as of December 31, 2016.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of December 31, 2016.

Emerging Markets Growth Fund	19

The following table lists the characteristics of the alternative investments held by the fund as of December 31, 2016 (dollars in thousands):

	Investment		Unfunded	Remaining	Redemption	Unobservable
Investment type	strategy	Fair value	commitment*	life†	terms	input(s)	Range
Private equity funds	Primarily private sector equity invest- ments (i.e., expansion capital, buyouts) in emerging markets	$54,464	$6,884	≤0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 11%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below:

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/ or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile

20	Emerging Markets Growth Fund

and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into open over-the-counter (“OTC”) forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets. As of December 31, 2016, the fund did not have any OTC forward currency contracts. The average month-end notional amount of open OTC forward currency contracts while held was $23,761,000.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended December 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

Emerging Markets Growth Fund	21

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the six months ended December 31, 2016, the tax character of distributions paid to shareholders was ordinary income in the amount of $26,132,000. For the year ended June 30, 2016, the tax character of distribution paid to shareholders was ordinary income in the amount of $105,314,000.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of June 30, 2016, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$23,326
Capital loss carryforward*	(317,970)

*The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of December 31, 2016, the tax basis unrealized appreciation (depreciation) and cost of investments securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$493,017
Gross unrealized depreciation on investment securities	(238,888)
Net unrealized appreciation on investment securities	254,129
Cost of investment securities	2,022,076

7. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors,® Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser. The Adviser and AFD are considered related parties to the fund.

Investment advisory services — The fund has an Investment Advisory and Service Agreement with the Adviser that provides for monthly management fees determined on the last business day of each calendar week and month. The Adviser is wholly owned by Capital Group International, Inc., which is indirectly wholly owned by The Capital Group Companies,SM Inc. These fees are based on a series of decreasing annual rates beginning with 0.90% on the first $400 million of the fund’s net assets and decreasing to 0.52% on such assets in excess of $20 billion. For the six months ended December 31, 2016, the investment advisory services fee was $9,745,000, which was equivalent to an annualized rate of 0.74% of average daily net assets.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $212,000 in current fees (either paid in cash or deferred) and a net increase of $121,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers or directors received any compensation directly from the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $745,418,000 and $1,212,624,000, respectively, during the six months ended December 31, 2016.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended December 31, 2016, the custodian fee of $371,000 was reduced by $4,000.

22	Emerging Markets Growth Fund

Financial highlights

	Six months ended	Year ended June 30
	12/31/16[1,2]	2016	2015[3]	2014	2013	2012
Net asset value, beginning of period	$5.92	$6.94	$7.97	$7.45	$7.39	$9.93
Income (loss) from investment operations[4]:
Net investment income	.02	.08	.08	.07	.12	.17
Net realized and unrealized gain (loss) on investments	.17	(.93)	(.71)	.86	.19	(2.33)
Total from investment operations	.19	(.85)	(.63)	.93	.31	(2.16)

Less dividends and distributions:
Dividends from net investment income	(.07)	(.17)	(.14)	(.10)	(.21)	(.12)
Distributions from net realized gains	—	—	(.26)	(.31)	(.04)	(.26)
Total dividends and distributions	(.07)	(.17)	(.40)	(.41)	(.25)	(.38)
Net asset value, end of period	$6.04	$5.92	$6.94	$7.97	$7.45	$7.39
Total return	3.21%[5]	(12.09)%	(7.71)%	12.69%	3.95%	(21.69)%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$2,285	$2,740	$4,621	$6,526	$9,564	$11,851
Ratio of expenses to average net assets[7]	.82%[6]	.78%	.75%	.73%	.73%	.68%
Ratio of net investment income to average net assets	.58%[6]	1.44%	1.12%	.88%	1.55%	2.02%
Portfolio turnover rate	30%[5]	48%[8]	26%	41%	41%	39%

[1]	Unaudited.
[2]	Based on operations for the period shown and, accordingly, may not be representative of a full year.
[3]	Prior to October 31, 2014, the fund operated as an open-end interval fund, with monthly redemptions and weekly purchases.
[4]	Based on average shares outstanding.
[5]	Not annualized.
[6]	Annualized.
[7]	This ratio does not include acquired fund fees and expenses.
[8]	The portfolio turnover calculation has been adjusted to exclude the value of securities acquired in connection with the fund’s acquisition of the assets of the Capital Group Emerging Markets Equity Trust (US) on November 6, 2015. Should the calculation not have been subject to such adjustment, the fund’s portfolio turnover ratio would have been 58%.

See Notes to Financial Statements

Emerging Markets Growth Fund	23

Expense example

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 30, 2016, through December 31, 2016).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	6/1/2016	12/31/2016	period*	ratio
Actual return	$1,000.00	$1,032.14	$4.20	.82%
Hypothetical 5% return before expenses	1,000.00	1,021.07	4.18	.82

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the six-month period).

24	Emerging Markets Growth Fund

Results of special meeting of shareholders held November 10, 2016

Shares outstanding on record date (August 15, 2016):	447,955,647
Shares present on November 10, 2016:	351,223,089	(78%)

Proposal 1:	Election of Directors

		Percent		Percent
		of shares	Votes	of shares
Director	Votes for	voting for	withheld	withheld
Joseph C. Berenato	334,710,652	95.299%	16,512,437	4.701%
Richard G. Capen, Jr.	334,654,260	95.283	16,568,829	4.717
Vanessa C. L. Chang	334,663,486	95.285	16,559,603	4.715
H. Frederick Christie	334,701,426	95.296	16,521,663	4.704
Richard G. Newman	334,710,652	95.299	16,512,437	4.701
Paul F. Roye	334,641,387	95.279	16,581,702	4.721

Proposal 2:	Approval of the Amended and Restated Articles of Incorporation
a) Series and class structure and related provisions
b) Vote requirements
c) Quorum requirements
d) Certain other changes

Proposal 3:	Approval of an Amendment to the Investment Advisory and Service Agreement

			Percent		Percent		Percent
			of shares	Votes	of shares	Votes	of shares
		Votes for	voting for	withheld	withheld	abstained	abstained
Proposal	2a	334,734,221	95.305%	16,441,032	4.681%	47,835	0.014%
	2b	334,772,369	95.316	16,402,885	4.670	47,835	0.014
	2c	310,427,152	88.385	40,748,100	11.602	47,835	0.014
	2d	334,771,938	95.316	16,403,317	4.670	47,835	0.014

Proposal	3	351,169,583	99.985	5,670	0.002	47,835	0.014

Emerging Markets Growth Fund	25

Offices of the fund and of the investment adviser

Capital International, Inc.
11100 Santa Monica Boulevard
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
1900 K Street, NW
Washington, D.C. 20006-2009

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

Lit. No. MFGESRX-015-0217P (NLS)     Printed in USA TAG/AFD/9099-S55648
© 2017 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: February 28, 2017

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: February 28, 2017